Exhibit 99.2

Independence Realty Trust

Q1 2016 Earnings Release & Supplemental Information

NYSE MKT: IRT
www.irtreit.com

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial Highlights	9

Balance Sheets	10

Statements of Operations, FFO & CORE FFO
Trailing 5 Quarters	11
Three Months Ended March 31, 2016	12

Adjusted EBITDA Reconciliations
Trailing 5 Quarters	13
Three Months Ended March 31, 2016	13

Same-Store Portfolio Net Operating Income
Trailing 5 Quarters	14
Three Months Ended March 31, 2016	15

Net Operating Income Bridge	16

Debt and Capitalization Overview	17

Property Summary	18

NOI Exposure by Market	19

Definitions	20

Independence Realty Trust

March 31, 2016

Company Information:

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates. IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Corporate Headquarters	Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

Trading Symbol	NYSE MKT: “IRT”

Investor Relations Contact	Andres Viroslav
Two Logan Square
100 N. 18th Street, 23rd Floor
Philadelphia, Pa 19103
215.207.2100

	For the Three Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Common Shares & Units:
Share Price, period end	$7.12	$7.51	$7.21	$7.53	$9.49
Share Price, high	$7.78	$8.13	$8.57	$9.65	$9.78
Share Price, low	$5.97	$6.88	$6.95	$7.45	$9.07
Dividends declared	$0.18	$0.18	$0.18	$0.18	$0.18
Dividend yield, period end	10.1%	9.6%	10.0%	9.6%	7.6%

Forward-Looking Statements

This supplemental information may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," “trend”, "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," “seek,” “outlook,” “project,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  These risks, uncertainties and contingencies include, but are not limited to, those disclosed in IRT’s filings with the Securities and Exchange Commission.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces First Quarter 2016 Financial Results

PHILADELPHIA, PA — May 4, 2016 — Independence Realty Trust, Inc. (“IRT”) (NYSE MKT: IRT) today announced its first quarter 2016 financial results.  All per share results are reported on a diluted basis.

Results for the Quarter

•	Core Funds from Operations (“CFFO”) per share increased 11% to $0.21 for the quarter ended March 31, 2016 from $0.19 for the quarter ended March 31, 2015.

•	Earnings per share (“EPS”) was $(0.00) for the quarter ended March 31, 2016 as compared to $(0.01) for the quarter ended March 31, 2015.

•

Earnings before interest, taxes, depreciation and amortization and before acquisition expenses (“Adjusted EBITDA”), increased 90.9% to $18.9 million for the quarter ended March 31, 2016 from $9.9 million for the quarter ended March 31, 2015.

Property Sales and Refinancing Activity

•

On February 18, 2016, IRT sold a 222 unit apartment property located in Atlanta, Georgia for $18.0 million.  IRT received net cash proceeds of approximately $9.7 million, after transaction costs and full repayment of the debt underlying the property.

•

On April 7, 2016, IRT sold a 162 unit apartment property located in Denver, Colorado for $23.0 million.  IRT received net cash proceeds of approximately $11.6 million, after transaction costs and full repayment of the debt underlying the property.

•	On March 29, 2016, IRT refinanced the $43.9 million first mortgage on its Oklahoma City portfolio, which had a maturity date in April 2016, with a loan made pursuant to IRT’s secured credit facility.

Scott Schaeffer, IRT’s Chairman and CEO said, “During the quarter, we continued executing on our previously announced strategy of maximizing the operating performance of the portfolio while selling non-core apartment communities to reduce leverage.  We’ve sold two communities so far this year and expect to close on a third sale during the second quarter.  We are also in the process of refinancing three communities which are currently on our credit facility with long-term, fixed rate mortgages.”

Same-Store Property Operating Results

First Quarter 2016 Compared to First Quarter 2015(1)
Rental income	3.1% increase
Total revenues	3.5% increase
Property level operating expenses	3.3% increase
Net operating income (“NOI”)	3.7% increase
Portfolio average occupancy	93.3%, no change
Portfolio average rental rate	3.4% increase to $856
NOI Margin	0.1% increase to 53.4%

(1)	Same store portfolio for the three months ended March 31, 2016 and 2015 consists of 28 properties with 8,277 apartment units.

Capital Expenditures

For the three months ended March 31, 2016, our recurring capital expenditures for the total portfolio was $1.6 million, or $117 per unit.

2016 CFFO Guidance

IRT reaffirms its estimate and underlying assumptions that 2016 full year CFFO per diluted share will be in a range of $0.82-$0.88 per common share.  A reconciliation of IRT's projected net income (loss) allocable to common shares to its projected CFFO, a non-GAAP financial measure, is included below.  Also included below are the primary assumptions underlying this estimate. See Schedule II to this release for further information regarding how IRT calculates CFFO and Schedule V to this release for management’s definition and rationale for the usefulness of CFFO.

2016 Full Year CFFO Guidance (1)	Low		High
Net income (loss) available to common shares	$0.34	-	$0.39

Adjustments:
Depreciation and amortization	0.95	-	0.95
Gains on asset sales	(0.56)	-	(0.56)
Share base compensation	0.02	-	0.03
Amortization of deferred financing fees	0.07	-	0.07
CORE FFO per diluted share allocated to common shareholders	$0.82	-	$0.88

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information.  Actual full 2016 CFFO could vary significantly from the projections presented.  Our estimate is based on the following key operating assumptions:

(a)

For 2016, a same store pool of 26 properties totaling 7,755 units.  For purposes of this guidance, the same store pool reflects properties which have been or are expected to be sold subsequent to March 31, 2016 as discussed in (e) below.

(b)	Same store NOI growth of 4.5% to 5.5%, driven by revenue growth of 4% to 5% and property operating expense growth of 2% to 3%.
(c)

The portfolio of properties acquired from TSRE, which is not included in the same store pool, experiences NOI growth of 6% to 7%, driven by revenue growth of 4% to 5% and an improved operating margin of 56%, up from 54% in 2015.  The improved operating margin is driven through reduced operating expenses for property insurance.

(d)	No property acquisitions in 2016.
(e)

Reflects the completion of the sale of Cumberland Glen in February 2016 for $18 million and the sale of Belle Creek in April 2016 for $23 million and assumes the completion of the sale of Tresa at Arrowhead in May 2016 for $47 million.   Assumes substantially all net cash proceeds from the sales of these assets are used to repay the KeyBank interim facility.

(f)	General and administrative expenses of approximately $1.25 million to $1.75 million.

Selected Financial Information

See Schedule I to this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: funds from operations (“FFO”), CFFO, Adjusted EBITDA and NOI.  A reconciliation of IRT’s reported net income (loss) to its FFO and CFFO is included as Schedule II to this release. A reconciliation of IRT’s same store NOI to its reported net income (loss) is included as Schedule III to this release. A reconciliation of IRT’s Adjusted EBITDA, to net income (loss) is included as Schedule IV to this release. See Schedule V to this release for management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Distributions

On April 14, 2016, IRT’s Board of Directors declared monthly cash dividends for the second quarter of 2016 on IRT’s shares of common stock in the amount of $0.06 per share per month. The monthly dividends total $0.18 per share for the second quarter.  The month for which each dividend was declared is set forth below, with the relevant amount per share, record date and payment date set forth opposite the month:

Month	Amount	Record Date	Payment Date
April 2016	$0.06	04/29/2016	05/16/2016
May 2016	$0.06	05/31/2016	06/15/2016
June 2016	$0.06	06/30/2016	07/15/2016

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Wednesday, May 4, 2016 from the investor relations section of the IRT website at www.irtreit.com or by dialing 1.877.787.3988, access code 91313256.  For those who are not available to listen to the live call, the replay will be available shortly following the live call on IRT’s website and telephonically until Wednesday, May 11, 2016, by dialing 855.859.2056, access code 91313256.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtreit.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE MKT: IRT) is a real estate investment trust that seeks to own well-located apartment properties in geographic submarkets that it believes support strong occupancy and the potential for growth in rental rates.  IRT seeks to provide stockholders with attractive risk-adjusted returns, with an emphasis on distributions and capital appreciation. IRT is externally advised by a wholly-owned subsidiary of RAIT Financial Trust (NYSE: RAS).

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," “trend”, "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," “seek,” “outlook,” “in the process,” “assumption,” “project,” “guidance” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  These risks, uncertainties and contingencies include, but are not limited to, whether IRT will be able to refinance properties currently financed under its secured credit facility with long-term, fixed rate mortgages; whether IRT can maintain its assumed same store pool in 2016; whether it can achieve projected same store NOI growth and revenue growth and limit projected property operating expense growth; whether the TSRE portfolio of properties achieves projected NOI growth, revenue growth, improved operating margins and reduced operating expenses for property insurance; whether IRT will not make any property acquisitions in 2016; whether the sale of Tresa at Arrowhead can be completed at the expected time on the projected terms generating the expected net cash proceeds; whether substantially all net proceeds from such sales will be available to be used to repay the KeyBank interim facility; whether general and administrative expenses can be limited to projected levels; and those disclosed in IRT’s filings with the Securities and Exchange Commission.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Andres Viroslav

215.207.2100

aviroslav@irtreit.com

HIGHLIGHTS

	For the Three-Months Ended
	March 31, 2016		December 31, 2015		September 30, 2015			June 30, 2015		March 31, 2015
Selected Financial Information:
Operating Statistics:
Total revenue	$38,666		$39,709		$25,492			$22,718		$21,657
Total property operating expenses	$17,120		$17,398		$11,945			$10,517		$10,095
Net operating income	$21,546		$22,311		$13,547			$12,201		$11,562
NOI margin	55.7%		56.2%		53.1%			53.7%		53.4%
Adjusted EBITDA	$18,924		$19,720		$11,742			$10,518		$9,851
Net income available to common shares	$(75)		$4,123		$24,015			$337		$(233)
Earnings (loss) per share -- diluted	$-		$0.09		$0.71			$0.01		$(0.01)
FFO per share -- diluted	$0.18		$0.19		$0.86			$0.18		$0.18
CORE FFO per share -- diluted	$0.21		$0.22		$0.20			$0.19		$0.19
Dividends per share	$0.18		$0.18		$0.18			$0.18		$0.18
CORE FFO payout ratio	85.7%		81.8%		90.0%			94.7%		94.7%
Portfolio Data:
Total gross assets (total assets plus accumulated depreciation)	$1,389,072		$1,422,826		$1,437,858			$751,355		$718,339
Total number of properties	48		49		50			31		30
Total units	13,502		13,724		14,044			9,055		8,819
Total portfolio average occupancy	93.5%		93.6%		94.0%			93.6%		93.5%
Total portfolio average effective monthly rent, per unit	$952		$947		$949			$840		$827
Same store portfolio average occupancy (a)	93.3%		92.7%		93.6%			93.7%		93.3%
Same store portfolio average effective monthly rent, per unit (a)	$856		$852		$846			$839		$828
Capitalization:
Total debt	$940,336		$966,611		$983,207			$454,210		$419,659
Common share price, period end	$7.12		$7.51		$7.21			$7.53		$9.49
Market equity capitalization	$358,913		$377,194		$362,127			$249,915		$314,852
Total market capitalization	$1,299,249		$1,343,805		$1,345,334			$704,125		$734,511
Total debt/total gross assets	67.7%		67.9%		68.4%			60.5%		58.4%
Net debt (b) to adjusted EBITDA	12.1	x	11.8	x	12.2	x	(c)	10.3	x	10.2	x
Interest coverage	1.9	x	1.9	x	2.1	x	(c)	2.5	x	2.4	x
Common shares and OP Units:
Shares outstanding	47,458,250		47,070,678		47,070,678			31,933,218		31,894,751
OP units outstanding	2,950,816		3,154,936		3,154,936			1,255,983		1,282,450
Common shares and OP units outstanding	50,409,066		50,225,614		50,225,614			33,189,201		33,177,201
Weighted average common shares and units	50,113,693		50,101,609		35,472,807			33,066,770		31,768,468

(a)	Same store portfolio includes 28 properties which represents 8,277 units.
(b)	Net debt equals total debt less cash and cash equivalents.
(c)	Annualized assuming the TSRE merger which closed September 17, 2015 occurred at the beginning of the period.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Investments in real estate at cost	$1,357,338	$1,372,015	$1,400,892	$716,581	$689,867
Less: accumulated depreciation	(44,422)	(39,638)	(35,304)	(31,188)	(27,261)
Investments in real estate, net	1,312,916	1,332,377	1,365,588	685,393	662,606
Cash and cash equivalents	21,924	38,301	16,939	21,568	19,084
Restricted cash	7,015	5,413	7,330	6,335	6,228
Accounts receivable and other assets	2,795	3,362	5,153	6,689	1,818
Intangible assets, net	-	3,735	7,544	182	1,342
Total assets	$1,344,650	$1,383,188	$1,402,554	$720,167	$691,078
Liabilities and Equity
Total indebtedness	$940,336	$966,611	$983,207	$454,210	$419,659
Accounts payable and accrued expenses	16,089	19,304	18,724	10,922	10,691
Accrued interest payable	1,175	1,239	558	30	31
Dividends payable	3,007	3,006	2,427	1,982	1,982
Other liabilities	3,071	2,998	3,183	1,893	1,860
Total liabilities	963,678	993,158	1,008,099	469,037	434,223
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	475	471	471	318	318
Additional paid in capital	380,152	378,187	377,989	267,566	267,695
Accumulated other comprehensive income (loss)	(26)	(8)	5	—	—
Retained earnings (deficit)	(23,094)	(14,500)	(10,174)	(28,065)	(22,680)
Total shareholders' equity	357,507	364,150	368,291	239,819	245,333
Noncontrolling Interests	23,465	25,880	26,164	11,311	11,522
Total equity	380,972	390,030	394,455	251,130	256,855
Total liabilities and equity	$1,344,650	$1,383,188	$1,402,554	$720,167	$691,078

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three-Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenue:
Rental income	$34,753	$35,747	$22,758	$20,268	$19,443
Reimbursement and other income	3,913	3,962	2,734	2,450	2,214
Total revenue	38,666	39,709	25,492	22,718	21,657
Expenses:
Real estate operating expenses	17,120	17,398	11,945	10,517	10,095
General and administrative expenses	926	709	546	423	499
Asset management fees - Base	1,631	1,690	1,259	1,046	1,001
Asset management fees - Incentive	65	192	-	214	211
Acquisition and integration expenses	10	524	12,830	168	33
Depreciation and amortization expense	11,527	11,632	4,704	5,720	6,038
Total expenses	31,279	32,145	31,284	18,088	17,877
Operating Income (loss)	7,387	7,564	(5,792)	4,630	3,780
Interest expense	(9,977)	(10,160)	(5,094)	(4,277)	(4,022)
Interest income	—	—	18	—	1
Net gains (losses) on sale of assets	2,453	6,412	—	—	—
TSRE financing extinguishment and employee separation expenses	—	—	(27,508)	—	—
Gains (losses) on TSRE merger and property acquisitions	91	592	64,012	—	—
Net income (loss)	(46)	4,408	25,636	353	(241)
(Income) loss allocated to noncontrolling interests	(29)	(285)	(1,621)	(16)	8
Net income (loss) available to common shares	$(75)	$4,123	$24,015	$337	$(233)
EPS - basic	$-	$0.09	$0.71	$0.01	$(0.01)
Weighted-average shares outstanding - Basic	47,093,343	46,946,678	33,962,015	31,794,822	31,768,468
EPS - diluted	$-	$0.09	$0.71	$0.01	$(0.01)
Weighted-average shares outstanding - Diluted	47,093,343	46,966,605	33,962,015	33,066,770	31,768,468
Funds From Operations (FFO):
Net Income (loss)	$(46)	$4,408	$25,636	$353	$(241)
Add-Back (Deduct):
Depreciation	11,527	11,632	4,704	5,720	6,038
Net (gains) losses on sale of assets	(2,453)	(6,412)	—	—	—
FFO	$9,028	$9,628	$30,340	$6,073	$5,797
FFO per share--diluted	$0.18	$0.19	$0.86	$0.18	$0.18
CORE Funds From Operations (CFFO):
FFO	$9,028	$9,628	$30,340	$6,073	$5,797
Add-Back (Deduct):
Equity based compensation	205	198	217	10	70
Amortization of deferred financing costs	1,197	1,034	151	150	147
Acquisition and integration expenses	10	524	12,830	168	33
TSRE financing extinguishment and employee separation expenses	—	—	27,508	—	—
(Gains) losses on TSRE merger and property acquisitions	(91)	(592)	(64,012)	—	—
CFFO	$10,349	$10,792	$7,034	$6,401	$6,047
CFFO per share--diluted	$0.21	$0.22	$0.20	$0.19	$0.19
Weighted-average shares and units outstanding	50,113,693	50,101,609	35,472,807	33,066,770	31,768,468

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE MONTHS ENDED MARCH 31, 2016

Dollars in thousands, except per share data

	Three Months-Ended March 31,
	2016	2015	$ Variance	% Variance
Revenue:
Rental income	$34,753	$19,443	$15,310	79%
Reimbursement and other income	3,913	2,214	1,699	77%
Total revenue	38,666	21,657	17,009	79%
Expenses:
Real estate operating expenses	17,120	10,095	7,025	70%
General and administrative expenses	926	499	427	86%
Asset management fees - Base	1,631	1,001	630	63%
Asset management fees - Incentive	65	211	(146)	-69%
Acquisition and integration expenses	10	33	(23)	-70%
Depreciation and amortization expense	11,527	6,038	5,489	91%
Total expenses	31,279	17,877	13,402	75%
Operating Income (loss)	7,387	3,780	3,607	95%
Interest expense	(9,977)	(4,022)	(5,955)	148%
Interest income	—	1	(1)	-100%
Net gains (losses) on sale of assets	2,453	—	2,453	N/M
Gains (losses) on TSRE merger and property acquisitions	91	—	91	N/M
Net income (loss)	(46)	(241)	195	-81%
(Income) loss allocated to noncontrolling interests	(29)	8	(37)	-463%
Net income (loss) available to common shares	$(75)	$(233)	$158	-68%
EPS - basic	$-	$(0.01)	$0.01	-100%
Weighted-average shares outstanding - Basic	47,093,343	31,768,468
EPS - diluted	$-	$(0.01)	$0.01	-100%
Weighted-average shares outstanding - Diluted	47,093,343	31,768,468

Funds From Operations:
Net Income (loss)	$(46)	$(241)	$195	-81%
Adjustments:
Real estate depreciation and amortization	11,527	6,038	5,489	91%
Net (gains) losses on sale of assets	(2,453)	—	(2,453)	N/M
Funds From Operations	$9,028	$5,797	$3,231	56%
FFO per share--diluted	$0.18	$0.18	(0.00)	-1%
Core Funds From Operations:
Funds From Operations	$9,028	$5,797	$3,231	56%
Adjustments:
Equity based compensation	205	70	135	193%
Amortization of deferred financing costs	1,197	147	1,050	714%
Acquisition and integration expenses	10	33	(23)	-70%
(Gains) losses on TSRE merger and property acquisitions	(91)	—	(91)	N/M
Core Funds From Operations	$10,349	$6,047	$4,302	71%
CFFO per share--diluted	$0.21	$0.19	$0.02	11%
Weighted-average shares and units outstanding	50,113,693	31,768,468

ADJUSTED EBITDA RECONCILIATIONS

Dollars in thousands, except per share data

	Three-Months Ended
	March 31,
	2016	2015
Net income (loss)	$(46)	$(241)
Add-Back (Deduct):
Depreciation and amortization	11,527	6,038
Interest expense	9,977	4,022
Interest Income	—	(1)
Acquisition and integration expenses	10	33
Net (gains) losses on sale of assets	(2,453)	—
(Gains) losses on TSRE merger and property acquisitions	(91)	—
Adjusted EBITDA	$18,924	$9,851

	For the Three-Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net income (loss)	$(46)	$4,408	$25,636	$353	$(241)
Add-Back (Deduct):
Depreciation and amortization	11,527	11,632	4,704	5,720	6,038
Interest expense	9,977	10,160	5,094	4,277	4,022
Interest Income	—	—	(18)	—	(1)
Acquisition and integration expenses	10	524	12,830	168	33
Net (gains) losses on sale of assets	(2,453)	(6,412)	—	—	—
TSRE financing extinguishment and employee separation expenses	—	—	27,508	—	—
(Gains) losses on TSRE merger and property acquisitions	(91)	(592)	(64,012)	—	—
Adjusted EBITDA	$18,924	$19,720	$11,742	$10,518	$9,851

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING 5 QUARTERS

Dollars in thousands, except per share data

	For the Three-Months Ended (a)
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Revenue:
Rental income	$18,839	$18,738	$18,723	$18,551	$18,269
Reimbursement and other income	2,208	2,178	2,225	2,266	2,070
Total revenue	21,047	20,916	20,948	20,817	20,339
Operating Expenses:
Real estate taxes	2,340	2,460	2,349	2,189	2,275
Property insurance	590	595	570	586	566
Personnel expenses	2,233	2,299	2,348	2,203	2,079
Utilities	1,663	1,481	1,648	1,487	1,721
Repairs and maintenance	763	831	1,006	975	660
Management fees	729	722	717	702	702
Contract services	623	622	620	611	622
Advertising expenses	269	268	282	286	295
Other expenses	602	607	640	715	582
Total operating expenses	9,812	9,885	10,180	9,754	9,502
Net operating income	$11,235	$11,031	$10,768	$11,063	$10,837
NOI Margin	53.4%	52.7%	51.4%	53.1%	53.3%
Average Occupancy	93.3%	92.7%	93.6%	93.7%	93.3%
Average effective monthly rent, per unit	$856	$852	$846	$839	$828
Reconciliation of Same-Store Net Operating Income to Net Income (loss)
Same-store net operating income (a)	$11,235	$11,031	$10,768	$11,063	$10,837
Non same-store net operating income	10,311	11,280	2,779	1,138	725
Asset management fees	(1,696)	(1,882)	(1,259)	(1,260)	(1,212)
General and administrative expenses	(926)	(709)	(546)	(423)	(499)
Acquisition and integration expenses	(10)	(524)	(12,830)	(168)	(33)
Depreciation and amortization	(11,527)	(11,632)	(4,704)	(5,720)	(6,038)
Interest expense	(9,977)	(10,160)	(5,094)	(4,277)	(4,022)
Interest income	—	—	18	—	1
Net gains (losses) on sale of assets	2,453	6,412	—	—	—
TSRE financing extinguishment and employee separation expenses	—	—	(27,508)	—	—
Gains (losses) on TSRE merger and property acquisitions	91	592	64,012	—	—
Net income (loss)	$(46)	$4,408	$25,636	$353	$(241)

(a)	Same store portfolio includes 28 properties which represents 8,277 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE MONTHS ENDED MARCH 31, 2016

Dollars in thousands, except per share data

	Three-Months Ended March 31 (a)
	2016	2015	% change
Revenue:
Rental income	$18,839	$18,269	3.1%
Reimbursement and other income	2,208	2,070	6.7%
Total revenue	21,047	20,339	3.5%
Operating Expenses:
Real estate taxes	2,340	2,275	2.9%
Property insurance	590	566	4.2%
Personnel expenses	2,233	2,079	7.4%
Utilities	1,663	1,721	-3.4%
Repairs and maintenance	763	660	15.6%
Management fees	729	702	3.8%
Contract services	623	622	0.2%
Advertising expenses	269	295	-8.8%
Other expenses	602	582	3.4%
Total operating expenses	9,812	9,502	3.3%
Net operating income	$11,235	$10,837	3.7%
NOI Margin	53.4%	53.3%	0.4%
Average Occupancy	93.3%	93.3%	0.0%
Average effective monthly rent, per unit	$856	$828	3.4%
Reconciliation of Same-Store Net Operating Income to Net Income (loss)
Same-store portfolio net operating income (a) (b)	$11,235	$10,837
Non same-store net operating income	10,311	725
Asset management fees	(1,696)	(1,212)
General and administrative expenses	(926)	(499)
Acquisition and integration expenses	(10)	(33)
Depreciation and amortization	(11,527)	(6,038)
Interest expense	(9,977)	(4,022)
Interest income	—	1
Net gains (losses) on sale of assets	2,453	—
Gains (losses) on TSRE merger and property acquisitions	91	—
Net income (loss)	$(46)	$(241)

(a)	Same store portfolio for the three months ended March 31, 2016 and 2015 includes 28 properties which represents 8,277 units.

NET OPERATING INCOME (NOI) BRIDGE

Dollars in thousands, except per share data

	For the Three-Months Ended
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Property revenue
Same store (a)	$21,047	$20,916	$20,948	$20,817	$20,339
Non same store	17,619	18,793	4,544	1,901	1,318
Total property revenue	38,666	39,709	25,492	22,718	21,657
Property expenses
Same store (a)	9,812	9,885	10,180	9,754	9,502
Non same store	7,308	7,513	1,765	763	593
Total property expenses	17,120	17,398	11,945	10,517	10,095
Net operating income
Same store (a)	11,235	11,031	10,768	11,063	10,837
Non same store	10,311	11,280	2,779	1,138	725
Total property net operating income	$21,546	$22,311	$13,547	$12,201	$11,562
Reconciliation of NOI to GAAP net income (loss)
Total property net operating income	$21,546	$22,311	$13,547	$12,201	$11,562
General and administrative expense	(926)	(709)	(546)	(423)	(499)
Asset management fees - base	(1,631)	(1,690)	(1,259)	(1,046)	(1,001)
Asset management fees - incentive	(65)	(192)	—	(214)	(211)
Acquisition and integration expenses	(10)	(524)	(12,830)	(168)	(33)
Depreciation and amortization expense	(11,527)	(11,632)	(4,704)	(5,720)	(6,038)
Interest expense	(9,977)	(10,160)	(5,094)	(4,277)	(4,022)
Interest income	—	-	18	—	1
Net gains (losses) on sale of assets	2,453	6,412
TSRE financing extinguishment and employee separation expenses	—	-	(27,508)	—	—
Gains (losses) on TSRE merger and property acquisitions	91	592	64,012	—	—
Net income (loss)	$(46)	$4,408	$25,636	$353	$(241)

(a)	Same store portfolio includes 28 properties which represents 8,277 units.

Debt Summary

(Unaudited, in thousands except shares and per share data)

	Amount	Rate	Type		Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$324,977	2.9%	Floating	(b)	2.5
Bridge term loan (d)	90,216	5.4%	Floating	(b)	1.0	(c)
Mortgages-Fixed rate	495,253	3.8%	Fixed		7.3
Mortgages-Floating rate	38,075	2.8%	Floating		5.2
Unamortized deferred costs	(8,185)
Total Debt	940,336	3.6%			5.0
Market Equity Capitalization, at period end	358,913
Total Capitalization	$1,299,249

(a)	Credit facility total capacity is $325.0 million, of which $325.0 million was drawn as of March 31, 2016.
(b)	As of March 31, 2016, IRT maintained an interest rate cap, which caps 1-month LIBOR at 3.0% on $200 million in notional. This agreement has a maturity date of October 17, 2017.
(c)	Includes the initial 6 month extension included in the bridge term loan.
(d)	As of May 4, 2016, the Bridge term loan had an unpaid principal balance of $78.6 million.

Property Summary

(Unaudited, in thousands except shares and per share data)

				Investments in Real Estate
Property Name	Location	Acquisition Date	Year Built / Renovated (a)	Gross Cost	Accumulated Depreciation	Net Book Value	Units (b)	Period End Occupancy (c)	Average Occupancy (d)	Average Effective Rent per Occupied Unit (e)
Belle Creek	Henderson, CO	4/29/2011	2011	$10,016	$(1,703)	$8,313	162	96.9%	96.5%	$1,178
Copper Mill	Austin, TX	4/29/2011	2010	18,195	(3,305)	14,890	320	97.2%	97.2%	937
Crestmont	Marietta, GA	4/29/2011	2010 (f)	16,832	(2,987)	13,845	228	89.0%	81.1%	790
Heritage Trace	Newport News, VA	4/29/2011	2010	14,158	(2,615)	11,543	200	97.5%	96.7%	706
Tresa	Phoenix, AZ	4/29/2011	2006	36,330	(5,295)	31,035	360	98.6%	98.4%	884
Runaway Bay	Indianapolis, IN	10/11/2012	2002	15,912	(1,218)	14,694	192	95.8%	96.2%	964
Berkshire Square	Indianapolis, IN	9/19/2013	2012	13,475	(734)	12,741	354	94.1%	92.6%	627
The Crossings	Jackson, MS	11/22/2013	2012	23,145	(1,149)	21,996	432	91.4%	89.6%	780
Reserve at Eagle Ridge	Waukegan, IL	1/31/2014	2008	28,848	(1,284)	27,564	370	96.8%	95.6%	977
Windrush	Edmond, OK	2/28/2014	2011	9,306	(419)	8,887	160	91.3%	90.0%	792
Heritage Park	Oklahoma City, OK	2/28/2014	2011 (f)	17,112	(721)	16,391	453	91.0%	89.5%	661
Raindance	Oklahoma City, OK	2/28/2014	2011	14,026	(605)	13,421	504	92.7%	94.6%	559
Augusta	Oklahoma City, OK	2/28/2014	2011	11,494	(567)	10,927	197	93.4%	94.6%	732
Invitational	Oklahoma City, OK	2/28/2014	2011	19,212	(958)	18,254	344	92.7%	92.0%	665
King's Landing	Creve Coeur, MO	3/31/2014	2005	32,538	(1,508)	31,030	152	91.5%	92.3%	1,481
Carrington Park	Little Rock, AR	5/7/2014	1999	21,711	(967)	20,744	202	95.5%	93.4%	1,012
Arbors at the Reservoir	Ridgeland, MS	6/4/2014	2000	20,586	(819)	19,767	170	91.8%	92.9%	1,092
Walnut Hill	Cordova, TN	8/28/2014	2001	27,941	(1,067)	26,874	360	92.5%	92.8%	920
Lenoxplace	Raleigh, NC	9/5/2014	2012	24,268	(821)	23,447	268	96.3%	95.6%	866
Stonebridge Crossing	Cordova, TN	9/15/2014	1994	29,834	(1,039)	28,795	500	95.0%	91.4%	760
Bennington Pond	Groveport, OH	11/24/2014	2000	17,588	(527)	17,061	240	94.6%	95.0%	838
Prospect Park	Louisville, KY	12/8/2014	1990	14,124	(359)	13,765	138	97.1%	95.4%	904
Brookside	Louisville, KY	12/8/2014	1987	20,853	(539)	20,314	224	97.8%	96.6%	799
Jamestown	Louisville, KY	12/8/2014	1970 (f)	35,260	(908)	34,352	355	91.6%	90.4%	1,015
Meadows	Louisville, KY	12/8/2014	1988	37,706	(977)	36,729	400	96.0%	95.7%	803
Oxmoor	Louisville, KY	12/8/2014	1999-2000 (f)	55,017	(1,505)	53,512	432	93.3%	91.2%	975
Stonebridge at the Ranch	Little Rock, AR	12/16/2014	2005	31,397	(883)	30,514	260	91.2%	93.3%	925
Iron Rock Ranch	Austin, TX	12/30/2014	2001-2002	35,075	(936)	34,139	300	96.3%	95.3%	1,210
Bayview Club	Indianapolis, IN	5/1/2015	2004	25,381	(497)	24,884	236	95.3%	93.5%	930
Arbors River Oaks	Memphis, TN	9/17/2015	1990 (f)	21,253	(242)	21,011	191	95.3%	94.4%	1,137
Aston	Wake Forest, NC	9/17/2015	2013	37,796	(429)	37,367	288	96.9%	93.5%	1,018
Avenues at Craig Ranch	McKinneuy, TX	9/17/2015	2013	47,579	(527)	47,052	334	92.8%	90.8%	1,228
Bridge Pointe	Huntsville, AL	9/17/2015	2002	15,842	(180)	15,662	178	95.5%	97.1%	817
Creekstone at RTP	Durham, NC	9/17/2015	2012	38,126	(410)	37,716	256	94.1%	92.1%	1,108
Fountains Southend	Charlotte, NC	9/17/2015	2013	41,634	(466)	41,168	208	93.8%	96.6%	1,367
Fox Trails	Plano, TX	9/17/2015	1981	27,728	(276)	27,452	286	96.9%	96.0%	975
Lakeshore on the Hill	Chattanooga, TN	9/17/2015	2015	11,175	(129)	11,046	123	95.9%	97.3%	920
Millenia 700	Orlando, FL	9/17/2015	2012	47,292	(524)	46,768	297	92.6%	95.1%	1,304
Miller Creek at German Town	Memphis, TN	9/17/2015	2013	56,827	(670)	56,157	330	93.3%	93.8%	1,194
Pointe at Canyon Ridge	Atlanta, GA	9/17/2015	1986 (f)	48,221	(467)	47,754	494	93.5%	91.3%	857
St James at Goose Creek	Goose Creek, SC	9/17/2015	2009	31,611	(355)	31,256	244	94.7%	93.9%	1,031
Talison Row at Daniel Island	Daniel Island, SC	9/17/2015	2013	46,944	(519)	46,425	274	88.7%	86.8%	1,486
The Aventine Greenville	Greenville, SC	9/17/2015	2013	48,064	(549)	47,515	346	92.8%	93.1%	1,126
Trails at Signal Mountain	Chattanooga, TN	9/17/2015	2015	14,180	(163)	14,017	172	98.8%	98.4%	890
Vue at Knoll Trail	Dallas, TX	9/17/2015	2015	9,209	(78)	9,131	114	96.5%	95.2%	849
Waterstone at Brier Creek	Raleigh, NC	9/17/2015	2014	38,884	(434)	38,450	232	92.7%	94.2%	1,193
Waterstone Big Creek	Alpharetta, GA	9/17/2015	2014	69,587	(775)	68,812	370	94.9%	96.5%	1,324
Westmont Commons	Asheville, NC	9/17/2015	2003	28,046	(317)	27,729	252	96.4%	96.5%	986
TOTAL				$1,357,338	$(44,422)	$1,312,916	13,502	94.2%	93.5%	$952

(a)

All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, Arbors at the Reservoir, King’s Landing, Walnut Hill, Stonebridge, Bennington Pond, Prospect Park, Brookside, Jamestown, Meadows, Oxmoor, Stonebridge at the Ranch and Iron Rock Ranch which is the year construction was completed.

(b)	Units represent the total number of apartment units available for rent at March 31, 2016.
(c)	Physical occupancy for each of our properties is calculated as (i) total units rented as of March 31, 2016 divided by (ii) total units available as of March 31, 2016, expressed as a percentage.
(d)	Average occupancy represents the daily average occupied units for the three-month period ended March 31, 2016.
(e)	Average monthly effective monthly rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended March 31, 2016.
(f)	Properties are undergoing renovation.

NOI Exposure by Market

Dollars in thousands, except per share data

				For the Three Months Ended March 31, 2016
Market	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (a)	% of NOI
Atlanta, GA	1,092	$134,641	93.0%	$1,001	$1,975	9.2%
Louisville. KY	1,549	162,962	94.6%	908	2,294	10.7%
Raleigh, NC	1,044	139,073	95.1%	1,040	1,984	9.2%
Memphis, TN	1,381	135,854	94.0%	957	2,071	9.6%
Oklahoma City, OK	1,658	71,151	92.2%	652	1,596	7.4%
Dallas, TX	734	84,515	95.0%	1,070	1,327	6.2%
Charleston, SC	518	78,556	91.5%	1,272	985	4.6%
Austin, TX	620	53,269	96.8%	1,069	1,067	5.0%
Jackson, MS	602	43,731	91.8%	868	769	3.6%
Indianapolis, IN	782	54,767	94.9%	801	896	4.2%
Greenville, SC	346	48,064	92.8%	1,126	724	3.4%
Little Rock, AR	462	53,108	93.1%	963	790	3.7%
Orlando, FL	297	47,292	92.6%	1,304	701	3.3%
Phoenix, AZ	360	36,330	98.6%	884	639	3.0%
Charlotte, NC	208	41,634	93.8%	1,367	649	3.0%
Chicago, IL	370	28,848	96.8%	977	558	2.6%
Asheville, NC	252	28,046	96.4%	986	480	2.2%
St. Louis, MO	152	32,538	91.5%	1,481	419	2.0%
Chattanooga, TN	295	25,355	97.6%	903	412	1.9%
Denver, CO	162	10,016	96.9%	1,178	390	1.8%
Columbus, OH	240	17,588	94.6%	838	323	1.5%
Huntsville, AL	178	15,842	95.5%	817	262	1.2%
Norfolk, VA	200	14,158	97.5%	706	162	0.8%
Total/Weighted Average	13,502	$1,357,338	94.2%	$952	$21,473	100.0%

(a)	Net operating income for the three months ended March 31, 2016 excludes $74 for a property sold on February 18, 2016.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before gains or losses on asset sales, gains or losses on debt extinguishments, depreciation and amortization expenses, interest expense, income taxes, and amortization of deferred financing costs. Adjusted EBITDA is EBITDA before acquisition expenses and gains.  EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes, interest and acquisition expenses and gains relating to IRT’s acquisition of TSRE, which permits investors to view income from operations without non-cash items such as depreciation, amortization, the cost of debt or items specific to the TSRE acquisition. The table is a reconciliation of net income applicable to common stockholders to Adjusted EBITDA. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common stock (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales  of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition and integration expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO.  In connection with the TSRE transaction, IRT modified the calculation of CFFO to adjust for amortization of deferred financing costs and TSRE financing extinguishment and employee separation expenses because these are non-cash items or reflective of investing activities rather than operating performance similar to the other CFFO adjustments.  The effect of these modifications on prior periods is reflected in the reconciliation of IRT’s reported net income (loss) allocable to common shares to its FFO and CFFO included herein.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, equity based compensation, amortization of deferred financing fees, TSRE financing extinguishment and employee separation costs, gains (loss) on TSRE transaction and property acquisitions and acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT also believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. IRT also uses CFFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor.  Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, acquisition expenses and general administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store properties or portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that have been sold are excluded from the same store portfolio.